UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 14, 2018

AVAYA HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38289	26-1119726
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

4655 Great America Parkway
Santa Clara, California		95054
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code:  (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company           ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 14, 2018, the Board of Directors (the “Board”) of Avaya Holdings Corp. (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”) to clarify the deadline for submission of stockholder proposals (other than proposals made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended) and/or director nominations for the Company’s first annual meeting of stockholders that will occur after the Company’s filing of its Annual Report on Form 10-K for the fiscal year ended September 30, 2018. Sections 2.7(a)(i) and 3.2(b) were amended to provide that the deadline for such stockholder proposals and/or director nominations will be the close of business on the tenth day following the Company’s first public announcement of the date of such annual meeting. The Company will announce the date of such annual meeting promptly after such date is determined by the Board.

This description of the Amended and Restated Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On November 14, 2018, the Company announced that the Board approved a warrant repurchase program, authorizing the Company to repurchase the Company’s outstanding warrants to purchase shares of the Company’s common stock for an aggregate expenditure of up to $15 million. The repurchases may be made from time to time in the open market, through block trades or in privately negotiated transactions. The Company may adopt one or more purchase plans pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, in order to implement the warrant repurchase program. The warrant repurchase program does not obligate the Company to purchase any warrants and may be terminated, increased or decreased by the Board in its discretion at any time. A copy of that news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit	Exhibit Name
3.1	Amended and Restated Bylaws of Avaya Holdings Corp., effective November 14, 2018
99.1	Press Release, dated November 14, 2018, entitled “Avaya Announces Warrant Repurchase Program”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA HOLDINGS CORP.
Date: November 14, 2018	By:	/s/ Patrick J. O’Malley, III
	Name:	Patrick J. O’Malley, III
	Title:	Senior Vice President and Chief Financial Officer